UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

January 31, 2007

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186

Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition of Disposition of Assets

On February 2, 2007, Network CN Inc. (the "Company") filed a Current Report on Form 8-K reporting that on January 31, 2007 it completed the acquisition of 100% interest of Shanghai Quo Advertising Company Limited (“Quo Advertising”), an advertising agency headquartered in Shanghai, China from Lina Zhang and Qinxiu Zhang, pursuant to an agreement dated January 24, 2007. As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

The description of the acquisition of Quo Advertising contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Stock Transfer Agreement and Trust Agreements dated as of January 24, 2007, by and among Crown Winner International Limited, a subsidiary of the Company and Lina Zhang and Qinxiu Zhang, which were filed as Exhibit 10.1 to 10.10 to the Current Report on Form 8-K/A filed with the SEC on March 30, 2007, which is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired.

Audited financial statements of Shanghai Quo Advertising Company Limited for the years ended December 31, 2006 and 2005, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at December 31, 2006.

Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the years ended December 31, 2006 and 2005.

(c) Not applicable

(d) Exhibits
	10.1	*	Stock Transfer Agreement dated January 24, 2007, incorporated by reference to the
Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2007.
	10.2	**	Agreement for Nominee Shareholding between Crown Winner International Limited and Lina
Zhang dated January 24, 2007.
	10.3	**	Agreement for Nominee Shareholding between Crown Winner International Limited and
Qinxiu Zhang dated January 24, 2007.
	10.4	**	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner
International Limited and Lina Zhang dated January 24, 2007.
	10.5	**	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and
Qinxiu Zhang dated January 24, 2007.
	10.6	**	Declaration of Trust by Lina Zhang dated January 24, 2007.
	10.7	**	Declaration of Trust by Qinxiu Zhang dated January 24, 2007.
	10.8	**	Letter of Resignation from Directorship by Lina Zhang.
	10.9	**	Letter of Resignation from Directorship by Qinxiu Zhang.
	10.10	**	Letter of Resignation from acting as Legal Representative by Lina Zhang.
	23.1		Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants.
	99.1		Audited financial statements of Shanghai Quo Advertising Company Limited for the
years ended December 31, 2006 and 2005.
	99.2		Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at December 31, 2006.
Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the years ended December 31, 2006 and 2005.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January
25, 2007.

**	Incorporated by reference to the Company’s Current Report on Form 8-K/A filed with the SEC on March
30, 2007.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: April 20 , 2007	By:	/s/ Daley Mok
Daley Mok
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number			Description
	10.1	*	Stock Transfer Agreement dated January 24, 2007, incorporated by reference to the
Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2007.
	10.2	**	Agreement for Nominee Shareholding between Crown Winner International Limited and Lina
Zhang dated January 24, 2007.
	10.3	**	Agreement for Nominee Shareholding between Crown Winner International Limited and
Qinxiu Zhang dated January 24, 2007.
	10.4	**	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner
International Limited and Lina Zhang dated January 24, 2007.
	10.5	**	Letter of Guarantee Concerning the Obligation to Compensate between Crown Winner and
Qinxiu Zhang dated January 24, 2007.
	10.6	**	Declaration of Trust by Lina Zhang dated January 24, 2007.
	10.7	**	Declaration of Trust by Qinxiu Zhang dated January 24, 2007.
	10.8	**	Letter of Resignation from Directorship by Lina Zhang.
	10.9	**	Letter of Resignation from Directorship by Qinxiu Zhang.
	10.10	**	Letter of Resignation from acting as Legal Representative by Lina Zhang.
	23.1		Consent of Jimmy C.H. Cheung & Co., Certified Public Accountants.
	99.1		Audited financial statements of Shanghai Quo Advertising Company Limited for the
years ended December 31, 2006 and 2005.
	99.2		Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as at December 31, 2006.
Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the years ended December 31, 2006 and 2005.

*	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January
25, 2007.

**	Incorporated by reference to the Company’s Current Report on Form 8-K/A filed with the SEC on March
30, 2007.